----------------------------
                                PRIVATE PLACEMENT

                             SUBSCRIPTION AGREEMENT
                         ----------------------------











                                    Between:


                             INDEX OIL AND GAS INC.




                                      And:


                           THE UNDERSIGNED SUBSCRIBER

                                PRIVATE PLACEMENT

                             SUBSCRIPTION AGREEMENT


THESES SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION PERTAINING TO SUCH SECURITIES AND PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREON THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND NOT FOR PURPOSES OF DISTRIBUTION. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL TO THE COMPANY. THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.


                               PRIVATE SHARE ISSUE

To: INDEX OIL AND GAS INC. (hereinafter referred to as the "Company"), with an address for notice and delivery located at #4, 711 S. Carson Street, Carson City, Nevada, 89701.

     The Company is offering up to 8,533,333 common shares of its own issue (each being a "Share") to eligible investors (each such an investor who subscribes to this issue by this document is hereinafter referred to as the "Subscriber") at a price of $0.60 per Share for a total raise of $5,120,000. The Company offers, and the Subscriber accepts, the Shares on the terms and conditions as set forth in this subscription agreement (the "Agreement").

                                USE OF PROCEEDS:

The use of proceeds in this offering is for the Company to complete its acquisition of Index Oil & Gas Ltd. Failure to close this acquisition will result in all funds raised under this offering being reimbursed to the subscribers of this offering.


                                    Article 1
                                    ---------
                             SUBSCRIPTION FOR SHARES


1.1 Subscription for Shares. Based upon the hereinafter terms, conditions, representations, warranties and covenants given by each party to the other, the Subscriber hereto hereby irrevocably subscribes for and agrees to purchase ___________ Shares of the Company, at a subscription price of $0.60 USD per Share, for aggregate consideration of $_______ (the "Subscription Price").

1.2 Acceptance of Subscription. The Company, upon acceptance by its Board of Directors (the "Board") of all or part of this subscription Agreement, agrees to issue the accepted number of Shares, as fully paid and non-assessable, and as consideration for the Subscriber's subscription, and to refund any excess subscription monies of the Subscription Price of any non-accepted portion of this subscription Agreement by the Board.


1.3 Subscriber's eligibility for subscription. The Subscriber acknowledges that the Subscriber is purchasing the Shares on a private basis and is either:


     (a)  an eligible investor under the Subscriber's domicile laws; or


     (b) is subscribing for a value in Shares constituting an exempt investment under the laws of the Subscriber's domicile; or


     (c) is subscribing pursuant to a qualifying offering memorandum and the terms thereof; or


     (d) is otherwise an eligible investor under the laws of the Subscriber's domicile by virtue of the Subscriber's wealth, income and investment knowledge and capacity.


1.4 Risks of subscription. The Subscriber acknowledges that no party independent of the Company has made or will make any opinion or representations on the merits or risks of an investment in any of the Shares unless sought out by the Subscriber; which the Subscriber is encouraged to do.


                                    Article 2
                 UNITED STATES ACCREDITED INVESTOR DECLARATIONS


2.1 Subscriber's Declarations as an "Accredited Investor". The undersigned Subscriber warrants and certifies that the Subscriber is an "Accredited Investor", as that term is defined in Regulation D promulgated under the United States Securities Act of 1933, as amended (the "U.S. Act"), by virtue of the Subscriber's qualification under one or more of the following categories {please check the appropriate box or boxes where applicable}:


     0 The Subscriber is a natural person whose individual net worth, or joint net worth with that person's spouse, exceeds U.S. $1,000,000.

     O The Subscriber is a natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with the Subscriber's spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.


     O The Subscriber is a corporation, organization described in section 501(c)(3) of the United States Internal Revenue Code, Massachusetts, or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of U.S. $5,000,000.


     O The Subscriber is a trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person.


     O    The Subscriber is a director or executive officer of the Company.


     O The Subscriber is a "private business development company" as that term is defined in section 202(a)(22) of the United States Investment Advisers Act of 1940.


     O The Subscriber is either: (a) a "bank" as defined in section 3(a)(2) of the U.S. Act, or a "savings and loan association or other institution" as defined in section 3(a)(5)(A) of the U.S. Act, whether acting in its individual or fiduciary capacity; or (b) a broker or dealer registered pursuant to section 15 of the United States Securities Exchange Act of 1934; or (c) an "insurance company" as defined in section 2(13) of the U.S. Act; or (d) an investment company registered under the United States Investment Company Act of 1940 or a "business development company" as defined in section 2(a)(48) of the United States Investment Company Act of 1940; or (e) a small business investment company licensed by the United States "Small Business Administration" under either of subsections 301(c) or (d) of the United States Small Business Investment Act of 1958; or (f) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S. $5,000,000; or (g) an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary as defined in section 3(21) of the United States Employee Retirement Income Security Act of 1974 which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

     O The Subscriber is an entity in which all of the equity owners are accredited investors under one or more of the categories set forth hereinabove.

                                    Article 3
                                    ----------
            NON-US INVESTOR DECLARATION AND REGULATION S APPLICATION
            --------------------------------------------------------

3.1 The Subscriber warrants that the Subscriber is not a US investor, directly or indirectly, and the Subscriber is not subscribing as an agent or nominee or trustee or in any other capacity, partly or wholly or directly or indirectly, for a US person subject to US law.

     The Subscriber represents and warrants that the Subscriber was not specifically formed to acquire any of the Securities subscribed for in this Agreement in violation of the provisions of Regulation S or Rule 144.

     As the Company is a US company or a company whose securities are subject to US law, the Subscriber hereby agrees, represents and warrants to the Company as follows:

        (i) Subscriber (i) is not a U.S. Person (as defined in Rule 902 of Regulation S ("Regulation S") under the United States Securities Act of 1933 (the "1933 Act")), which definition includes, but is not limited to, any natural person resident in the United States, any corporation or partnership incorporated or organized under the laws of the United States, or any estate or trust of which any executor, administrator or trustee is a U.S. Person); (ii) is not purchasing any of the Securities for the account or benefit of any U.S. Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account of any person in any jurisdiction other than the jurisdiction set out in the name and address of Subscriber below; and (iii) was not offered any Securities in the United States and was outside the United States at the time of execution and delivery of this Subscription Agreement.

        (ii) Subscriber acknowledges that the Securities have not been registered under the 1933 Act and the Company has no obligation of filing a registration statement under the 1933 Act in respect of the Securities. The Subscriber agrees to resell the Securities only in accordance with the provisions of Regulation S, pursuant to a registration under the 1933 Act, or pursuant to an available exemption from such registration, and that hedging transactions involving the Securities may not be conducted unless in compliance with the 1933 Act. The Subscriber understands that any certificate representing the Securities will bear a legend setting forth the foregoing restrictions. The Subscriber understands that the Securities are restricted securities within the meaning of Rule 144 promulgated under the 1933 Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Securities by the Subscriber, and even then will not be available unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Securities may be made by the Investor only in limited amounts in accordance with such terms and conditions.

        (iii) No U.S. Person, either directly or indirectly, has any beneficial interest in any of the Securities acquired by Subscriber hereunder, nor does Subscriber have any agreement or understanding (written or oral) with any U.S. Person respecting:

     (a) the transfer or any assignment of any rights or interest in any of the Securities;

     (b) the division of profits, losses, fees, commissions or any financial stake in connection with this subscription; or

     (c)  the voting of the Securities.


        (iv) Subscriber understands that each person exercising any warrant comprising a part of the Securities will be required to give to the Company at the time of exercise written certification that such person is not a U.S. person and that the warrant is not being exercised on behalf of a U.S. person.



                                    Article 4
                                    ---------
             RESTRICTED SECURITIES AND DISPOSITION UNDER "RULE 144"
             ------------------------------------------------------

4.1 Registration Rights. The Subscriber acknowledges and understands that neither the sale of the Shares which the Subscriber is acquiring nor any of the Shares themselves have been registered under the U.S. Act or any state securities laws. The Company will file a registration statement within six months to register all of the stock issued pursuant to this offering. Upon receipt of declaration from the Securities and Exchange Commission that the registration statement is effective, the Subscriber will be free to dispose of his shares without restriction.


4.2 Legending of the Shares. The Subscriber also acknowledges and understands that the certificates representing the Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:


         "The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and have been issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the Company being affixed to this certificate. The stock transfer agent has been ordered to effectuate transfers of this certificate only in accordance with the above instructions.".


     The Subscriber hereby consents to the Company making a notation on its records or giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer set forth and described hereinabove.


4.3 Disposition under Rule 144. The Subscriber also acknowledges and understands that:


        (a) the Shares are restricted securities within the meaning of Rule 144 promulgated under the U.S. Act. The Company will file a registration statement within six months to register all of the stock issued pursuant to this offering. Upon receipt of declaration from the Securities and Exchange Commission that the registration statement is effective, the Subscriber will be free to dispose of his shares without restriction;


        (b) the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Shares by the Subscriber, and even then will not be available unless (i) a public trading market then exists for the common stock of the Company, (ii) adequate information concerning the Company is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and


        (c) any sale of the Shares may be made by the Subscriber only in limited amounts in accordance with such terms and conditions.


4.4 Further restrictions on disposition. The Subscriber further acknowledges and understands that, without in anyway limiting the acknowledgements and understandings as set forth hereinabove, the Subscriber agrees that the Subscriber shall in no event make any disposition of all or any portion of the Shares which the Subscriber is acquiring hereunder unless and until:


        (a) there is then in effect a "Registration Statement" under the U.S. Act covering such proposed disposition and such h disposition is made in accordance with said Registration Statement. The Company will file a registration statement within six months to register all of the stock issued pursuant to this offering. Upon receipt of declaration from the Securities and Exchange Commission that the registration statement is effective, the Subscriber will be free to dispose of his shares without restriction; or

        (b) (i) the Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the Subscriber shall have furnished the Company with an opinion of the Subscriber's own counsel to the effect that such disposition will not require registration of any such Shares under the U.S. Act and (iii) such opinion of the Subscriber's counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Subscriber of such concurrence.




                                    Article 5
                                    ---------
              METHOD OF SUBSCRIPTION AND ACCEPTANCE BY THE COMPANY
              ----------------------------------------------------


5.1 Method of subscription. It is hereby acknowledged and agreed by the parties hereto that any subscription for Shares shall be made by the Subscriber:


        (a) by faxing to the Company, a completed copy of this Agreement together with an executed copy of the signature page of this Agreement; and


        (b) by delivering to the Company, an originally executed copy of this completed Agreement together with payment for the exact Subscription Price for such Shares in the following manner:


                (i) by delivery to the Company's above address of a bank draft or cashier's cheque for the exact Subscription Price for the Shares; or

                (ii) Delivery by wire transfer to the escrow agent for the Company, instructions which are attached.



5.2 Acceptance of subscription or return of Subscription Price by the Company. The Subscriber acknowledges that the Company will be accepting subscriptions for Shares on a first come, first serve, basis. As a consequence the Company, upon acceptance by its Board of all or part of this subscription Agreement (the "Acceptance"), hereby agrees to issue the accepted number of Shares, as fully paid and non-assessable, and as consideration for the Subscriber's subscription, and to refund any excess subscription monies of the Subscription Price of any non-accepted portion of this subscription Agreement by the Board. In this regard the Subscriber acknowledges that, although Shares may be issued to other purchasers concurrently with the Company's Acceptance of all or part of this subscription Agreement, there may be other sales of Shares by the Company, some or all of which may close before or after the Acceptance herein. The Subscriber further acknowledges that there is a risk that insufficient funds may be raised by the Company upon the Company's Acceptance of all or part of this subscription Agreement to fund the Company's objectives and that further closings may not take place after Acceptance herein.


5.3 Delivery of Share certificate. The Company, within 14 calendar days of the Acceptance by its Board of all or part of this subscription Agreement, agrees to deliver to the Subscriber a certificate representing the accepted number of Shares purchased by the Subscriber under this subscription Agreement and registered in the name of the Subscriber.



                                    Article 6
                                    ---------
   INVESTMENT SUBSCRIPTION TERMS, CORPORATE DISCLOSURE AND GENERAL SUBSCRIBER
                        ACKNOWLEDGEMENTS AND WARRANTIES
   ---------------------------------------------------------------------------


6.1 Description of the Shares. The Company is issuing Shares at a price of U.S. ($0.50) Fifty Cents per Share. The Shares are a part of the common shares of the Company and such common shares are the only class of shares of the Company presently authorized. Copies of the constating documents of the Company describing the common shares and the rights of shareholders are available upon request.


6.2 Use of funds for the Shares and Release therefore. The Subscriber acknowledges and agrees that the Subscription Price funds to be raised from the Shares are to be employed for the business of the Company in accordance with management's discretion as to the best use of the same for the Company's business plans. The Company reserves the right at any time to alter its business plans in accordance with management's appreciation of the market for the goods and services of the Company. Without in any manner limiting the generality of the foregoing, the Subscriber hereby acknowledges and agrees that, in consideration, in part, of the Company's within Acceptance of this subscription and agreement to issue Shares of the Company consequent thereon, the Subscriber hereby does hereby release, remise and forever discharge each of the Company and its respective directors, officers, employees, solicitors, agents, executors, administrators, successors and assigns, of and from all manner of action and actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims, damages and demands, whether known or unknown, suspected or unsuspected and whether at law or in equity, which against either of the Company and/or any of its respective directors, officers, employees, solicitors, agents, executors, administrators, successors and assigns, the Subscriber ever had, now has, or which any of the Subscriber's respective successors or assigns, or any of them hereafter can, shall or may have by reason of any matter arising from the within use of funds (collectively, the "Release"). The Subscriber shall hold harmless and indemnify the Company from and against, and shall compensate and reimburse the same for, any loss, damage, claim, liability, fee (including reasonable attorneys' fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by the Company, or to which the Company becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, any inaccuracy in or breach of any representation, warranty, covenant or obligation of the Subscriber contained in this Release and Agreement. This Release is irrevocable and will not terminate in any circumstances.


6.3 The Subscriber's acknowledgments. The Subscriber acknowledges and agrees that:


        (a) Further financings: the Company may issue further offers similar to the within which may bear higher or lower prices (as determined by the Company in accordance with its appreciation of market conditions). The Company may, and will, acquire debt and/or equity financings in the future required or advisable in the course of the Company's business development;


        (b) Withdrawal or revocation: this Agreement is given for valuable consideration and shall not be withdrawn or revoked by the Subscriber once tendered to the Solicitors with the Subscription Price;


        (c) Agreement to be bound: the Subscriber hereby specifically agrees to be bound by the terms of this Agreement as to all particulars hereof and hereby reaffirms the acknowledgments, representations and powers as set forth in this Agreement;


        (d) Reliance on Subscriber's representations: the Subscriber understands that the Company will rely on the acknowledgments, representations and covenants of the Subscriber contained herein in determining whether a sale of the Shares to the Subscriber is in compliance with applicable securities laws. The Subscriber warrants that all acknowledgments, representations and covenants are true and accurate; and


        (e) Waiver of pre-emptive rights: the Subscriber hereby grants, conveys and vests unto the President of the Company, or unto such other nominee or nominees of the President of the Company as the President of the Company may determine from time to time, in the President's sole and absolute discretion, as the Subscriber's power of attorney solely for the purpose of waiving any prior or pre-emptive rights which the Subscriber may have to further issues of equity by the Company under applicable corporate and securities laws.

6.4  The  Subscriber's  representations,   warranties  and  understandings.  The
Subscriber acknowledges, represents and warrants to the Company and understands that:


        (a) Experience: the Subscriber has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Company;


        (b)     Information:   the  Subscriber  has  received  all   information
                regarding the Company reasonably requested by the Subscriber;


        (c) Risk: the Subscriber understands that an investment in the Company involves certain risks of which the Subscriber has taken full cognizance, and which risks the Subscriber fully understands;


        (d) Adequacy of information: the Subscriber has been given the opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the offering and to obtain additional information necessary to verify the accuracy of the information contained in the information described in paragraph "(b)" hereinabove, or such other information as the Subscriber desired in order to evaluate an investment in the Company;


        (e) Residency: the residence of the Subscriber as set forth hereinbelow is the true and correct residence of the Subscriber and the Subscriber has no present intention of becoming a resident or domiciliary of any other State or jurisdiction;


        (f) Independent investigation: in making a decision to invest in the Company the Subscriber has relied solely upon independent investigations made by the Subscriber, and the particular tax consequences arising from an investment in the Company will depend upon the Subscriber's individual circumstances;


        (g) Principal: the Subscriber is purchasing the Shares as principal for the Subscriber's own account and not for the benefit of any other person, except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the Shares;


        (h) Decision to purchase: the decision of the Subscriber to enter into this Agreement and to purchase Shares pursuant hereto has been based only on the representations of this Agreement and any collateral business plan or offering memorandum provided herewith or based upon the Subscriber's relationship with a director and/or senior officer of the Company. It is not made on other information relating to the Company and not upon any oral representation as to fact or otherwise made by or on behalf of the Company or any other person. The Subscriber agrees that the Company assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information, which has been created based upon the Company's management experience. In particular, and without limiting the generality of the foregoing, the decision to subscribe for Shares has not been influenced by:


                (i) newspaper, magazine or other media articles or reports related to the Company or its business;


                (ii) promotional literature or other materials used by the Company for sales or marketing purposes; or


                (iii) any representations, oral or otherwise, that the Company will become a listed company, that any of the Shares will be repurchased or have any guaranteed future realizable value or that there is any certainty as to the success of the Company or the liquidity or value of any of the Shares;


        (i) Advertisements: the Subscriber acknowledges that the Subscriber has not purchased Shares as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;


        (j) Information not received: the Subscriber has not received, nor has the Subscriber requested, nor does the Subscriber have any need to receive, any offering memorandum or any other document (other than financial statements or any other document the content of which is prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Shares, and the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Shares;


        (k) Information received: the Subscriber has had access to such additional information, if any, concerning the Company as the Subscriber has considered necessary in connection with the Subscriber's investment decision to acquire the Shares;

        (l)     Satisfaction   with   information   received:   the   Subscriber
                acknowledges that, to the Subscriber's satisfaction:


                (i) the Subscriber has either had access to or has been furnished with sufficient information regarding the Company and the terms of this investment transaction to the Subscriber's satisfaction;


                (ii) the Subscriber has been provided the opportunity to ask questions concerning this investment transaction and the terms and conditions thereof and all such questions have been answered to the Subscriber's satisfaction; and


                (iii) the Subscriber has been given ready access to and an opportunity to review any information, oral or written, that the Subscriber has requested, in particular to any offering memorandum or business plan of the Company, if available concurrent with or as a part of this Agreement;


        (m) Reliance of representative: the Subscriber, by reason of the Subscriber's knowledge and experience in financial and business matters, is capable of evaluating the risks and merits of an investment in the Shares or, if the Subscriber is relying upon the investment advice of a representative who has advised the undersigned in connection with this investment (the "Representative"), the undersigned believes the Representative to be sophisticated and competent in the area of investment advice and analysis and therefore capable of evaluating the risks and merits of an investment in the Shares;


        (n) Economic risk: the Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the Subscriber's investment in and to any of the Shares, and the Subscriber is able to bear the economic risk of a total loss of the Subscriber's investment in and to any of the Shares;


        (o) Speculative investment: the Subscriber understands that an investment in any of the Shares is a speculative investment and that there is no guarantee of success of the Company's management's plans. Management's plans are an effort to apply present knowledge and experience to project a future course of action, which is hoped will result in financial success employing the Company's assets and with the present level of management's skills and of those whom the Company will need to attract (which cannot be assured). Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances, which can typically not be accurately, or at all, predicted;

        (p) Address: the Subscriber is resident as set out on the last page of this Agreement as the "Subscriber's Address", and the address as set forth on the last page of this Agreement is the true and correct address of the Subscriber;


        (q) Risk and resale restriction: the Subscriber is aware of the risks and other characteristics of the Shares and of the fact that the Subscriber will not be able to resell the Shares except in accordance with the applicable securities legislation and regulatory policy;


        (r) Representations as to resale: no person has made to the Subscriber any written or oral representations:


                (i) that any person will resell or repurchase any of the Shares;


                (ii) that any person will refund the purchase of any of the Shares;


                (iii)   as to the future price or value of any of the Shares; or


                (iv) that any of the Shares will be listed and posted for trading on any stock exchange, over-the-counter or bulletin board market, or that application has been made to list and post any of the Shares for trading on any stock exchange, over-the-counter or bulletin board market; and


                the Subscriber will not resell the Shares except in accordance with the provisions of applicable securities legislation and stock exchange, over-the-counter and/or bulletin board market rules;


        (s) Reports and undertakings: if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute and otherwise assist the Company in filing such reports, undertakings and other documents as may be reasonably required with respect to the issue of the Shares;


        (t) Resale restrictions: the Subscriber has been independently advised as to the applicable hold period imposed in respect of the Shares by securities legislation in the jurisdiction in which the Subscriber's resides and confirms that no representation has been made respecting the applicable hold periods for the Shares and is aware of the risks and other characteristics of the Shares and of the fact that the

                Subscriber may not be able to resell the Shares except in accordance with the applicable securities legislation and regulatory policy. In this regard the Subscriber agrees that if the Subscriber decides to offer, sell or otherwise transfer any of the Shares the Subscriber will not offer, sell or otherwise transfer any of such Shares, directly or indirectly, unless:


                  (i) the sale is to the Company; or


                (ii) the sale is made outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Act and in compliance with applicable state securities laws; or


                (iii) the sale is made pursuant to an exemption from registration under the U.S. Act provided by Rule 144 thereunder and as set forth in Article "3" hereinabove, if applicable, and in compliance with applicable state securities laws; or


                (iv) with the prior written consent of the Company, the sale is made pursuant to another applicable exemption from registration under the U.S. Act and in compliance with applicable state securities laws;


        (u) No prospectus filing: the Subscriber acknowledges that this is an offering made on a private basis without a prospectus and that no federal, state, provincial or other agency has made any finding or determination as to the merits of the investment nor made any recommendation or endorsement of the Shares, and that:


                (i)     the Subscriber  may be or is restricted  from using most
                        of  the  civil  remedies   available  under   applicable
                        securities legislation; and


                (ii)    the Company is relieved  from certain  obligations  that
                        would  otherwise  apply  under   applicable   securities
                        legislation;


        (v) Confidentiality: the Subscriber understands that the Company's business plan and this Agreement are confidential. Furthermore, the Subscriber has not distributed such, or divulged the contents thereof, to anyone other than such legal or financial advisors as the Subscriber has deemed desirable for purposes of evaluating an investment in the Shares, and the Subscriber has not made any copies thereof except for the Subscriber's own records;

        (w) Age of majority: the Subscriber, if an individual, has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto;


        (x) Authorization and formation of Subscriber: the Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Shares, and such entity has not been formed for the specific purpose of acquiring Shares in this issue. If the Subscriber is one of the aforementioned entities it hereby agrees that, upon request of the Company, it will supply the Company with any additional written information that may be requested by the Company. In addition, the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms of and provisions of any law applicable to, or the constating documents, if a corporation, of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber may be bound;


        (y) Legal obligation: this Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;


        (z) Legal and tax consequences. the Subscriber acknowledges that an investment in the securities of the Company may have tax consequences to the Subscriber under applicable law, which the Subscriber is solely responsible for determining, and the Subscriber also acknowledges and agrees that the Subscriber is responsible for obtaining its own legal and tax advice;


        (aa) Compliance with applicable laws: the Subscriber knows of no reason (and is sufficiently knowledgeable to determine the same or has sought legal advice) why the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Shares to the Subscriber will not comply with all applicable laws of the Subscriber's jurisdiction of residence or domicile, and all other applicable laws, and the Subscriber has no reason to believe that the Subscriber's subscription hereby will cause the Company to become subject to or required to comply with any disclosure, prospectus or reporting requirements or to be subject to any civil or regulatory review or proceeding. In addition, the Subscriber will comply with all applicable securities laws and will assist the Company in all reasonable manner to comply with all applicable securities laws; and


        (ab) Encumbrance or transfer of Shares: the Subscriber will not sell, assign, gift, pledge or encumber in any manner whatsoever any of the Shares herein subscribed for without the prior written consent of the Company and in accordance with applicable securities legislation.

6.5 Reliance on Subscriber's representations and warranties and indemnification. The Subscriber understands that the Company will rely on the representations and warranties of the Subscriber herein in determining whether a sale of the Shares to the Subscriber is in compliance with federal and applicable state and provincial securities laws. The Subscriber hereby agrees to indemnify the Company and its affiliates and hold the Company and its affiliates harmless from and against any and all liability, damage, cost or expense (including reasonable attorney's fees) incurred on account of or arising out of: (i) any inaccuracy in the Subscriber's acknowledgements, representations or warranties set forth in this Agreement; (ii) the disposition of any of the Shares which the Subscriber will receive, contrary to the Subscriber's acknowledgements, representations or warranties in this Agreement or otherwise; (iii) any suit or proceeding based upon the claim that such acknowledgments, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or its affiliates; and (iv) the Subscriber's failure to fulfill any or all of the Subscriber's obligations herein.


6.6 Change in Subscriber's representations and warranties. All of the information set forth hereinabove with respect to the Subscriber and including, without limitation, the acknowledgements, representations and warranties set forth hereinabove, is correct and complete as of the date hereof and, if there should be any material change in such information prior to the acceptance of this subscription by the Company, the Subscriber will immediately furnish the revised or corrected information to the Company.




                                    Article 7
                                    ---------
                     COMPANY REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

7.1 Representations and warranties of the Company. The Company acknowledges, represents and warrants to and with the Subscriber that:


        (a) Standing: the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdiction in which it is incorporated, continued or amalgamated;


        (b) Business: the Company is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction;


        (c) Reservation of Shares: the Company will reserve or set aside sufficient shares in its treasury to issue to the Subscriber the Shares if the Company accepts all or any part of the within subscription;

        (d) Subscription materials: this subscription Agreement and all other written or oral representations made by the Company to the Subscriber in connection with the within subscription for Shares are and will be accurate in all material respects and do not and will not omit any fact, the omission of which does or will make such representations misleading or incorrect;


        (e) Compliance with securities legislation: the Company has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions in relation to the issue and trading of its securities and in all matters relating to the within subscription;


        (f) Compliance with corporate materials: the issue and sale of the Shares by the Company does not and will not conflict with, and does not and will not result in a breach of, any of the terms of the Company's incorporating documents or any agreement or instrument to which the Company is a party;


        (g) Corporate authority: this Agreement has been or will be, when accepted, duly authorized by all necessary corporate action on the part of the Company, and the Company has full corporate power and authority to undertake the within subscription for Shares; and


        (h) Restrictions on Shares: no order ceasing, halting or suspending trading in securities of the Company or prohibiting the sale of such securities has been issued to and is outstanding against the Company or any of its directors, officers or promoters or against any other companies that have common directors, officers or promoters, and no investigations or proceedings for such purposes are pending or threatened.


7.2 Reliance on Company's representations and warranties. The Subscriber acknowledges that no information or representation concerning the Company has been provided to the Subscriber other than those contained in this Agreement, and that the Subscriber is relying entirely upon this Agreement. Any other information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Company. No person acting as agent of the Company has any authority to make or give any representation or warranty whatsoever in relation to the Company or the Shares. Any such information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Company, and the Subscriber hereby releases the Company from any claims that may arise in respect thereof.

                                    Article 8
                                    ---------
                               GENERAL PROVISIONS
                               ------------------

8.1 Address for delivery. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by delivery (electronic or otherwise) or prepaid registered mail deposited in a post office in Canada addressed to the Subscriber or the Company at the address specified in this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.


8.2 Severability and construction. Each Article, section, sub-section, paragraph, sub-paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).


8.3 Gender and number. This Agreement is to be read with all changes in gender or number as required by the context.


8.4 Time of the essence. Time is of the essence of this Agreement.


8.5 Governing law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, U.S.A., and the laws of the United States applicable therein. Any dispute regarding matters as between the Subscriber and the Company, whether as a subscriber or shareholder and whether arising under this Agreement or pursuant to shareholder rights pursuant to the constating documents of the Company or applicable law, shall be adjudicated in the Courts of the State of Nevada, U.S.A. unless the Company shall permit otherwise.


8.6 Survival of representations and warranties. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.


8.7 Counterparts. This Agreement may be signed by the parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth in this Agreement. This Agreement may also be executed and exchanged by facsimile and such facsimile copies shall be valid and enforceable agreements.

8.8 Entire Agreement and amendments. This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. There are no collateral agreements or understandings hereto and this Agreement, and the documents contemplated herein, constitutes the totality of the parties' agreement. This Agreement may be amended or modified in any respect by written instrument only.


8.9 Successors and assigns. The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber, the Company and their respective successors and lawfully permitted assigns; provided that, except as herein provided, this Agreement shall not be assignable by any party without the written consent of the other. The benefit and obligations of this Agreement, insofar as they extend to or affect the Subscriber, shall pass with any assignment or transfer of any of the Shares in accordance with the terms of this Agreement.


8.10 Effective date. This Agreement shall take effect upon the date of acceptance by the Company.


     IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals in the presence of their duly authorized signatories effective as at the date first above written.

                           Subscription by Subscriber:
                           ---------------------------


Dated at _____________, __________, on this _______day of ___________, 2005.


   ---------------------------------          ---------------------------------
   Name of Subscriber - please print          ---------------------------------
                                                     Subscriber's Address


By:
   -----------------------------------------  ----------------------------------
   Official Capacity or Title - please print


   -----------------------------------------  ----------------------------------
         Authorized Signature                           Telephone Number


   -----------------------------------------  ----------------------------------
   Please print name of individual whose               Facsimile Number
   signature appears above if different than the name of the Subscriber printed above


                           Acceptance by the Company:
                           --------------------------


     INDEX OIL AND GAS INC. hereby accepts the above subscription by the Subscriber on this ________ day of ______________, 2005.


The CORPORATE SEAL of                             )
INDEX OIL AND GAS INC.                            )
----------------------
the Company herein,                               )
was hereunto affixed in the presence of:          )           (C/S)
                                                  )
   -----------------------------------------      )
   Authorized Signatory                           )